UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Agreement and Plan of Merger

On September 19, 2022, WBA Acquisition 4, LLC (“Walgreens”), a subsidiary of Walgreens Boots Alliance, Inc. (the “Company”), entered into a Securities Purchase Agreement and Agreement and Plan of Merger (the “Purchase Agreement” and, the transactions contemplated thereby, the “Transaction”), by and among Walgreens, WBA Shields Merger Sub, LLC, a subsidiary of Walgreens (“Merger Sub”), Walgreen Co., a subsidiary of the Company, certain equityholders of WCAS Shields Holdings, LLC (“WCAS Blocker”), WCAS Blocker, Shields Health Solutions Parent, LLC (“Shields”) and WCAS XIII Associates, LLC, solely in its capacity as Sellers’ Representative thereunder.

As of the date hereof, affiliates of the Company directly and indirectly own approximately 70% of the vested outstanding equity interests of Shields and approximately 65% of the equity interests of Shields on a fully-diluted basis. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Walgreens will acquire all of the remaining outstanding equity interests of Shields and WCAS Blocker, for a cash purchase price of approximately $1.37 billion, which is based upon the exit multiple agreed at the time of the Company’s 2021 investment in Shields.

The consummation of the Transaction is subject to limited customary closing conditions and is expected to occur during the second quarter of the Company’s fiscal year 2023. The Purchase Agreement also contains customary representations, warranties and covenants.

The Company expects to fund the cash purchase price with cash on hand. The Company will continue to consolidate Shields for purposes of its consolidated financial statements following the consummation of the Transaction.

In connection with the closing of the Transaction, Shields will amend and restate in its entirety the Second Amended and Restated Limited Liability Company Agreement of Shields, dated October 29, 2021, to reflect that Shields will be wholly owned by affiliates of the Company.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement for the purpose of allocating contractual risk among those parties, and do not establish these matters as facts. Investors should not rely on the representations, warranties and covenants as characterizations of the actual state of facts or condition of Walgreens, Merger Sub, Walgreen Co., Shields, WCAS or any of their respective subsidiaries or affiliates, including the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2022, the Company announced that John Standley, Executive Vice President of the Company and President of Walgreen Co., will leave the Company on November 1, 2022.

In connection with his departure, the Company and Mr. Standley expect to agree on the terms of his separation which will be set forth in a final separation agreement and release (the “Agreement”). The Agreement will require that any separation benefits are subject to Mr. Standley’s execution of the Agreement and compliance with the covenants set forth in the Agreement, including a release of claims. In addition, Mr. Standley will be entitled to other benefits following his separation in accordance with applicable Company plans and programs, including the treatment of his outstanding equity awards under the Walgreens Boots Alliance, Inc. 2021 Omnibus Incentive Plan and the applicable award agreements. Following his departure, Mr. Standley will remain subject to the confidentiality, non-disclosure, non-solicitation, non-competition and non-disparagement obligations set forth in the Agreement and other applicable agreements and policies.

Item 7.01.	Regulation FD Disclosure.

On September 20, 2022, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the Transaction and Mr. Standley’s departure.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Securities Purchase Agreement and Agreement and Plan of Merger, dated September 19, 2022, by and among WBA Acquisition 4, LLC, Walgreen Co., WBA Shields Merger Sub, LLC, certain equityholders of WCAS Shields Holdings, LLC listed on Schedule A thereto, WCAS Shields Holdings, LLC, Shields Health Solutions Parent, LLC and WCAS XIII Associates, LLC, solely in its capacity as Sellers’ Representative thereunder*

99.1	Press Release issued by the Company on September 20, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical including, without limitation, those regarding the closing of the Transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “pilot,” “project,” “intend,” “plan,” “goal,” “target,” “aim,” “continue,” “ “believe,” “seek,” “anticipate,” “upcoming,” “may,” “possible,” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended August 31, 2021 and in other documents that we file or furnish with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. All forward-looking statements we make or that are made on our behalf are qualified by these cautionary statements. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

We do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: September 20, 2022	By:	/s/ Joseph B. Amsbary, Jr.
	Name: Title:	Joseph B. Amsbary, Jr. Vice President and Corporate Secretary

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